EXHIBIT 99.1

AmerUs Group Investor Conference February 25, 2004

Safe Harbor Statement All statements, trends, estimates, goals, targets, projections or other financial information contained in this investor presentation relative to trends in the Company's operations or financial results constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. There can be no assurances that other factors not currently anticipated by management will not also materially and adversely affect the Company's results of operations. Please refer to the Company's 10-K, most recent 10-Q, and Management's Discussion and Analysis (MD&A) for a listing of factors which could cause actual results to differ materially from those contemplated by the forward-looking statements.

Explanatory Note On Non-GAAP Measures The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"), such as adjusted net operating income, adjusted net operating income per share, operating return on equity and sales. Each of these non-GAAP measures is listed and described in the Appendix to the printed version of the presentation and in conjunction with the webcast at the "Investor Relations" section of our website at www.amerus.com. Also included with the descriptions of those measures are reconciliations to the most directly comparable GAAP measures, if any.

Report From The Chairman And Chief Executive Officer Roger K. Brooks Chairman and Chief Executive Officer AmerUs Group

AmerUs Group Vision 1896 1994 1997 2004

Industry - 2004 Challenging interest rate environment Fierce competition for distributors Product appeal and profitability Deferred credit losses Competition for capital Slow industry growth

AmerUs Group - 2004 Product margins are growing Success with distributors All-weather products Quality portfolio Strong and growing capital Outstanding growth story

Roger K. Brooks Chairman & Chief 45 years 45 years Executive Officer Thomas C. Godlasky President & Chief 9 years 23 years Operating Officer Gregory D. Boal Executive Vice President & 1 year 19 years Chief Investment Officer Brian J. Clark Executive Vice President & 15 years 15 years Chief Product Officer Mark V. Heitz President, AmerUs 6 years 27 years Annuity Group Gary R. McPhail President, AmerUs 6 years 30 years Life Insurance Group Melinda S. Urion Executive Vice President & 2 years 25 years Chief Financial Officer AmerUs Group Industry Executive Title Experience Experience Experienced Management Team

Report From The President And Chief Operating Officer Thomas C. Godlasky President and Chief Operating Officer AmerUs Group

AmerUs Group Highlights Foresight To transform the company to remain successful Focus On core lines of business Execution Create and deliver value

Foresight Growth through acquisition September 1997: Delta Life Corporation December 1997: AmVestors Financial Corporation May 2001: Indianapolis Life Insurance Company Simplified corporate structure September 2000: AMHC demutualization May 2001: Indianapolis Life sponsored demutualization

Focus Focus on core business July 1998: Divestiture of non-core businesses AmerUs Bank AmerUs Mortgage Iowa Realty Iowa Title January 2004: Divestiture of AmerUs Home Lending

Execution Multiple, diversified distribution systems Controlled annuity distribution Broad product portfolio Since IPO: Asset CAGR of 10.2% Sales CAGR of 25.4% (life) and 67.4% (annuities) Operating EPS CAGR of 20.3% Operating ROE: increased from 7.6% to 11.9%

Factors Impacting Our Stock Valuation MHC structure Integration of our acquisitions Capital adequacy DAC balances Quality of earnings Equity-index products

Investor Conference Objectives Tell our story Address your questions Provide a framework for success

Changing Market Conditions Customers are more risk aware Investment markets are increasingly volatile Investors demand higher returns Older products do not adequately provide customers with features they demand

The AmerUs Group Business Model Strong distribution Higher-margin products Quick and efficient execution Profitable, predictable top-line growth Disciplined, value-added investment approach Commitment to maintain capital to support ratings

Today's Highlights Distribution management Gary McPhail - AmerUs Life Insurance Group Mark Heitz - AmerUs Annuity Group Product development Brian Clark - Chief Product Officer Focused on profitable growth Disciplined product approach

Today's Highlights Value-added investment approach Greg Boal - AmerUs Capital Management Strong and improving financial results Melinda Urion - AmerUs Group CFO

Our Commitment Maintain strong capital levels 300% RBC or above Maintain high-quality earnings Net income and adjusted net operating income Consistent, predictable earnings growth Improving ROE

AmerUs Life Insurance Group Gary R. McPhail President and Chief Executive Officer AmerUs Life Insurance Group

1997 Company Profile One life company, newly public 49th largest fixed life company Low-margin product portfolio Distribution primarily career agent Market generalist Aging and inflexible technology platform Changing culture

Challenge: Reinvent The Company Develop attractive products with higher margins Grow sales through internal expansion and acquisition Build and diversify distribution channels Shift producers away from par whole life Focus marketing efforts Invest in new technology Recruit and develop top talent

Accomplishments Developed competitive, innovative and higher-margin fixed life product portfolio Built and acquired multi-channel distribution Significantly increased market share Introduced strong technology platform Dramatically improved cost structure Upgraded talent levels

Company Profile Today Three life companies operating as one 15th largest fixed life company Market leader in equity-index life sales Multiple agent-based distribution channels Target markets Small businesses Self-employed professionals Upper-middle to upper income households

Core Strategies Offer a diversified, competitive fixed life product portfolio Increase penetration of target markets Expand agent-based distribution Improve operating efficiency Continuously upgrade management talent

2003 Goals & Results Goal: Generate $145 million of new fixed life sales with higher margins Results: Generated $119 million of higher-margin fixed life premium Improved product margins on all products Increased equity-index life sales by 13% Introduced equity-index products in New York Repriced term products Discontinued par whole life products

Fixed Life Sales 1998 1999 2000 2001 2002 2003 Fixed Life Sales 63 74 83 97 130 119 $ millions Combined sales shown for AmerUs Life and Indianapolis Life and subsidiaries pre-2001 merger. Industry CAGR uses actual results for 1998 through 3Q 2003, and estimated results for 4Q 2003. Industry CAGR represents total life sales. Source: LIMRA CAGR 1998-2003 Industry: 2.5% AmerUs Life Insurance Group 13.6%

Equity-Index Life Market Leadership 2000 2001 2002 First 9 months 2003 0.113 0.307 0.479 0.576 Source: The Advantage Group #1 in National Market Share

2003 Goals & Results Goal: Expand agent-based distribution Grow top producer base by 10% Increase producer base Results: Top producer base remained stable Producer base continued to grow

Growing Producer Base 1998 2003 Career Agents 743 1,225 PPGAs and Sub-agents 3,066 4,762 IMO Producers Non-New York 992 9,601 New York 250 6,862 Total 5,051 22,450 Combined producers shown for AmerUs Life and Indianapolis Life and subsidiaries pre-2001 merger.

Top 15 States Top 15 states provided 79% of 2003 sales

Balanced Sales By Distribution Channels IMO IMO-NY Career PPGA PPGA 0.28 0.21 0.23 0.28 2003 Fixed Life Sales: $119 million

Diversified Distribution No single entity represented more than 5% of total production Top 25 distribution entities Generated 40% of production in 2003 Top 50 distribution entities Generated 60% of production in 2003

2003 Goals & Results Goal: Improve operational efficiencies Results: Integrated operations of three companies; reduced staff across division by 20% Implemented common administrative platform and processes Aligned brands and distribution channels

2003 Goals & Results Goal: Meet financial targets Results: 11.9% unleveraged internal rate of return on new sales Delivered pre-tax segment earnings of $128 million 300% risk-based capital Mortality, lapses and expenses all in line with pricing Overall product margins are increasing

2004 Strategic Initiatives Enhance competitive positions of no-lapse guarantees and universal life products Expand market position in charitable giving and small pension segments Increase market penetration in target regions Northeast and Southeast Enhance processing capabilities of principal administrative system Continue emphasis on management development

Increasing Shareholder Value Achieve 12.5% unleveraged IRR Increase production of top 50 distributors by 15% Grow sales to $130 - $135 million Lower unit costs Maintain 300% RBC Improve returns on new business Increase sales Focus marketing resources Manage to higher capital levels Realize additional operational efficiencies

AmerUs Annuity Group Mark V. Heitz President and Chief Executive Officer AmerUs Annuity Group

1997 Company Profile Small amount of annuity premium Just acquired two annuity companies Both new companies: independent agent distribution Relatively high cost structure

Challenge: Build An Annuity Presence Improve distribution management Upgrade product portfolio Convert annuity administration to common system Control costs

Accomplishments Owned/proprietary product distribution Complete fixed and equity-index portfolio Single annuity system Costs well below industry average

Core Strategies Expand owned/proprietary product distribution Offer a competitive portfolio of traditional fixed and equity-index annuities Continue improving operating efficiency Continue upgrading and improving management talent

National Provider Of Annuities Top 15 states provided 71% of 2003 sales

Leading Provider Of Annuities #2 nationally in equity-index annuity sales #6 nationally in fixed annuity sales through independent agents Sources: Advantage Group, LIMRA

Annuity Production 1998 1999 2000 2001 2002 2003 Annuity Production 793 939 1482 1935 1784 1755 CAGR 1998-2003: 17.2% $ millions 2003 goal: $1.5 billion

Annuity Cash Flow 2000 2001 2002 2003 Premiums less surrenders (excluding IL Annuity) 144 762 803 639 $ millions

Growing Annuity Reserves 1998 1999 2000 2001 2002 2003 East 6.2 6.4 6.7 10.7 11.3 11.7 CAGR 1998-2003: 13.5% $ billions

Improving Operating Efficiency 1998 1999 2000 2001 2002 2003 East 50 47 45 40 34 26 GAAP Expenses in Basis Points of Average Invested Assets 2003 goal: < 27 basis points

Enhancing Service Completed 2003 initiatives Commissions - Electronic Funds Transfer On-line contracting Additional enhancements 24-hour issue Computer-issued policies Costs well below industry average

Enhancing Technology Completed 2003 initiatives One annuity system - three conversions Agent & policyowner websites Nearly 1 million hits Implementing common AmerUs Group workflow

Changing Market Conditions Variable market down Equity-index annuities ? more attractive to the consumer ? more profitable

Changing Distribution: Shift To Owned/Proprietary Product Distribution 1998 1999 2000 2001 2002 2003 % Owned/Proprietary Product Distribution 0 0.19 0.3 0.5 0.7 0.77

2003 Opportunities Sell higher-margin products More efficiently manage distribution Achieve better persistency Improve financial strength

Higher Margins: Important Product Changes Completed 2003 initiatives Added market value adjustment 85% of 4Q sales Reduced minimum guarantees 73% of 4Q sales Reduced commissions 1% - 2% 10% - 20% reduction in total commissions Introduced new equity-index annuity products

Efficient Distribution Management Completed 2003 initiatives Managed traditional fixed annuity production Down 60% Increased equity-index annuity production Up 90% Reduced number of contracted IMOs 10 key groups Increased owned/proprietary product distribution Up to 77%

EIA Production: "Turned On A Dime" 2002 2003 Equity-Index Annuity 0.38 0.75 Non-Equity-Index Annuity 0.62 0.25 Surpassed 2003 goal of 67% EIA sales

Aggressive Lapse Management 2000 2001 2002 2003 Annuity Persistency14.0% 0.14 0.114 0.106 0.095 A benefit of controlled distribution and proactive marketing Without internal replacements 7.4% without IL Annuity

Strong Financial Condition 300% risk-based capital 10.4% unleveraged new product internal rate of return Delivered pre-tax operating earnings of $131 million Improved statutory earnings Higher-margin products Increased profitability

2003 Annuity Results Maintained margins Increased profitability Grew annuity assets Achieved expense goal Exceeded production goal Achieved persistency goal

2004 Goals Production Increase 10% to $1.9 B Equity-index annuity production 85% Owned/proprietary product 85% Lapse rate 9% or less Minimum product IRRs (unleveraged) 11% or more

Increasing Shareholder Value Better profitability and persistency Higher margins Captures economies of scale Improves margins Owned/proprietary product distribution Outstanding product portfolio Efficient, low-cost operation Market focus and leadership Proven, disciplined, qualified Specialized equity-index team

Product Management Group Brian J. Clark Executive Vice President and Chief Product Officer AmerUs Group

Product Management Philosophy Clear objectives and strategies Realistic product pricing Strong management information "Win-win-win" philosophy Disciplined innovator Efficient frontier pricing

Product Risk/Return Spectrum Fixed Equity-Index Variable Lowest risk Lowest expected return Highest risk Highest expected return Low risk Higher expected return Equity-index is the "all-weather" product strategy Similar core competencies required for fixed and equity- index market segments

Strategy Drives Product Design Products are designed and managed to support the following objectives: Maintain broad, competitive product portfolio Partner with distribution to grow the profitable segments Manage risk through product design Optimize earnings emergence

Key Life Product Changes In 2003

AMERUS Group

Drivers: Competitiveness | Profitability | Risk Management | Earnings Emergence

- Modified new equity-index universal life RM EE
- Launched New York equity-index universal life C P RM EE
- Developed equity-index whole life C RM EE
- Expanded death benefit-oriented universal life C RM EE
- Adjusted term product C P EE
- Added universal life death benefit guarantee C P

FORESIGHT FOCUS EXECUTION

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UL Lifetime Death Benefit Guarantee Proceeded cautiously Launched product with reinsurance support Concerned about lapse rate assumptions Proactively communicated to distribution Launching new strategy in 2004 Focuses on the profitable segment Presents acceptable and offsetting risks

Favorable Shift In Life Sales Mix 0% 20% 40% 60% 80% 100% Par Whole Life 8% 3% 0% 0% Term 16% 13% 12% 8% ISWL/EIWL 23% 24% 17% 19% Traditional UL 28% 25% 27% 25% Equity-Index UL 25% 35% 44% 48% 2001 2002 2003 2004 Plan 2001 results assume Indianapolis Life and subsidiaries owned for full year

Life Insurance Sales: Higher Profitability With Faster Payback 2002 2003 2004 Plan East 0.109 0.119 0.125 West 9 8 6 Statutory break-even period (years) IRR on new sales @ 300% RBC Year of Sales Cohort

2002 2003 2004 Plan East 0.03 0.027 0.024 West 0.012 0.011 0.009 Life Insurance Sales: Reducing Spread Compression Risk Sales Cohort For All Non-Term Production Required spread Guarantee rate

Drivers: Competitiveness | Profitability | Risk Management | Earnings Emergence Lowered minimum guarantees on fixed annuities Reduced commissions Launched premium-bonus equity-index annuity Implemented market value adjustments Withdrew convertible bond strategy Added annual reset equity-index strategy Key Annuity Product Changes In 2003 RM C RM P EE P EE P C RM RM

Favorable Shift In Annuity Sales Mix 0% 20% 40% 60% 80% 100% Fixed Payout 3% 2% 3% 2% Multi-year Guarantee 22% 3% 0% 0% Traditional SPDA 43% 57% 22% 13% Equity-Index 32% 38% 75% 85% 2001 2002 2003 2004 Plan

2002 2003 2004 Plan East 0.089 0.104 0.11 West 3 1 1 Annuity Sales: Higher Profitability With Faster Payback Statutory break-even period (years) IRR on new sales @ 300% RBC Year of Sales Cohort

2002 2003 2004 Plan East 0.028 0.021 0.018 West 0.1 0.42 0.9 Annuity Sales: Increased Interest Rate Protection % sales with MVA or total return adjustment Guarantee rate on traditional fixed and bond strategies Year of Sales Cohort

Consolidated New Business IRR 2002 2003 2004 Plan Life Insurance 10.9% 11.9% 12.5% Annuities 8.9% 10.4% 11.0% Combined 10.0% 11.1% 11.8% Unleveraged IRR at 300% RBC

New Product Mix Will Increase Operating ROE Current 11.9% operating ROE includes: Benefit of leverage 8.1% yield on assets backing RBC Product pricing expectation of 11% - 13% assumes: No benefit of leverage 5% yield on assets backing RBC Expect to migrate toward 13% - 14% operating ROE

Promises Made Shift the sales mix to higher-margin products Enhance the emergence of statutory and GAAP earnings on new sales Reduce minimum guarantee risk Capitalize on competitive advantages Invest significantly in new business

New Sales To Reserves Ratio Sales - proxy for statutory strain Reserves - proxy for profits from in force Sales/reserve ratio drives: Statutory income DAC balances How quickly the balance sheet is transformed to the new product mix

2003 Life Sales Are Nearly 2X The Industry Industry data includes fixed and variable life insurance. Reserves per ACLI as of 12/31/02. Sales from LIMRA annualize the first nine months of 2003. Industry AmerUs Sales $11.7 B $118.6 M Reserves $746.4 B $4.2 B Ratio 1.6% 2.8%

Life Sales To Reserves Outpace Industry 1997 1998 1999 2000 2001 2002 2003 0.0173 0.019 0.0204 0.0255 0.0251 0.0313 0.028 0.0183 0.0178 0.0172 0.0174 0.0159 0.0157 0.0156 Sales to Statutory Reserves AmerUs Industry Industry data from LIMRA (sales) and ACLI (reserves) Life sales to reserves have been 45% to 95% higher than the industry over the past 4 years.

Annuity Sales To Reserves Outpace Industry Industry data from LIMRA (sales) and ACLI (reserves) 1997 1998 1999 2000 2001 2002 2003 0.161 0.094 0.128 0.175 0.221 0.186 0.17 0.144 0.089 0.1 0.105 0.098 0.146 0.135 AmerUs Industry Annuity sales to reserves have been 25% to 125% higher than the industry over the past 4 years. Sales to Statutory Reserves

Implications Of High Sales To Reserves Relatively higher statutory strain Partially mitigated by faster payback on new business Higher DAC / VOBA balances relative to in force Younger block of business More rapid progression toward desired business mix Higher ROE Better earnings emergence Lower risk

Drivers: Competitiveness | Profitability | Risk Management | Earnings Emergence Launch new universal life death benefit guarantee strategy Expand equity-index universal life product features Modify reinsurance program for new life sales Launch new bonus equity-index annuity Prepare for 2001 CSO and new annuity standard non-forfeiture law Key Planned 2004 Product Changes RM EE P C C C C P C

Increasing Shareholder Value Migrate toward 13% - 14% operating ROE Lower risk; finance growth internally Profitable sales growth; market differentiation Rising rate protection Lower spread compression risk Shift product mix Competitive equity- index portfolio Shorter statutory payback Lower required yields Annuity market value adjustment

Question & Answer Session February 25, 2004

AmerUs Group Investor Conference February 25, 2004

AmerUs Capital Management Gregory D. Boal Executive Vice President and Chief Investment Officer AmerUs Group

Investment Management Philosophy We believe competitive performance is derived from an emphasis on maximizing income by applying a disciplined process that: Controls sources of risk Utilizes thorough fundamental research for security selection Applies a systematic sell discipline Emphasizes liquidity

Value-Added Investment Process Balance income needs with capital efficiency Apply common investment decision framework Adhere to strict sell discipline Overlay top-down risk environment Macro economics Industry sector evaluation Focus on clear risk management objectives

2003 Goals Improve quality of bond portfolio Reduce single-issuer credit exposure Improve the "structural" mix of securities Maintain disciplined asset allocation Preserve financial flexibility Continue a disciplined asset/liability management approach

Improved Quality Of Bond Portfolio 2002 2003 NAIC 1 64.5% 62.7% NAIC 2 27.0% 29.9% Total investment grade 91.5% 92.6% NAIC 3-4 7.5% 7.1% NAIC 5-6 1.0% 0.3% Total below investment grade 8.5% 7.4% Total Rated Bonds 100.0% 100.0% % of bonds, GAAP Book Value

Reduced Single-Issuer Credit Exposure Top 100 Issuers Top 100 Issuers AmerUs Concentration Ratio Index Concentration Ratio Index Concentration Ratio 2003 2003 39.3% 26.7 59.1 59.1 2002 2002 45.0% 31.0 57.4 57.4 Change Change -5.6% -4.3 1.7 1.7 The Concentration Ratio is the sum of the square issuer concentration (in percent) multiplied by 10,000. The Top 100 Issuers indicates the percentage of creditor exposure. The Index Concentration Ratio is the Lehman Brothers Composite Index; does not include private debt. The Concentration Ratio is the sum of the square issuer concentration (in percent) multiplied by 10,000. The Top 100 Issuers indicates the percentage of creditor exposure. The Index Concentration Ratio is the Lehman Brothers Composite Index; does not include private debt. The Concentration Ratio is the sum of the square issuer concentration (in percent) multiplied by 10,000. The Top 100 Issuers indicates the percentage of creditor exposure. The Index Concentration Ratio is the Lehman Brothers Composite Index; does not include private debt. The Concentration Ratio is the sum of the square issuer concentration (in percent) multiplied by 10,000. The Top 100 Issuers indicates the percentage of creditor exposure. The Index Concentration Ratio is the Lehman Brothers Composite Index; does not include private debt. The Concentration Ratio is the sum of the square issuer concentration (in percent) multiplied by 10,000. The Top 100 Issuers indicates the percentage of creditor exposure. The Index Concentration Ratio is the Lehman Brothers Composite Index; does not include private debt. Improved issuer diversification

Improved Structural Mix Asset Category Asset Category 2002 2003 Change Government Treasury/Agency 7.3 4.2 -3.1 Structure MBS 14.0 11.4 -2.6 Structure CMBS 3.9 5.5 1.6 Structure ABS 4.7 2.6 -2.1 Credit Investment Grade 36.9 39.2 2.3 Credit High Yield 7.6 6.6 -1.0 Credit Private Debt 6.5 9.6 3.1 Total Fixed Income Total Fixed Income 80.9 79.1 -1.8 Mortgage Commercial Loans 5.3 5.2 -0.1 Other 13.8 15.7 1.9 Total Invested Assets Total Invested Assets 100.0 100.0 Other includes Convertible Securities, Derivatives, Preferred Stock, Common Stock, BA Assets, Home Equity Loans, etc. Percent of total invested assets % % % %

Asset Category Asset Category Current Target % Government Treasury/Agency 4.0 Structure MBS 10.5 Structure CMBS 5.5 Structure ABS 3.5 Credit Investment Grade 39.0 Credit High Yield 6.8 Credit Private Debt 11.0 Mortgage Commercial Loans 5.5 Other n/a Maintained Disciplined Asset Allocation = Current = Minimum/Maximum Range Other includes Convertible Securities, Derivatives, Preferred Stock, Common Stock, BA Assets, Home Equity Loans, etc. 3 5 10 12 3 6 3 6 45 30 6 7 10 15 5 15 Range % and Current % Percent of total invested assets

Preserved Financial Flexibility 2002 2003 Gross gains $684.8 $592.4 Gross losses 222.3 119.0 Net gains $462.5 $473.4 10-year Treasury yield 3.81% 4.24% Effectively managed unrealized gains $ millions

Preserved Financial Flexibility Total writedowns within expectations $21 million (pre-tax) 12 basis points of total invested assets 1st Q 2nd Q 3rd Q 4th Q

Preserved Financial Flexibility S&P Liquidity Analysis December 31, 2003 S&P Liquidity Analysis December 31, 2003 S&P Liquidity Analysis December 31, 2003 S&P Liquidity Analysis December 31, 2003 S&P Liquidity Analysis December 31, 2003 S&P Liquidity Analysis December 31, 2003 S&P Liquidity Analysis December 31, 2003 Equivalent rating Equivalent rating Liquidity Ratio (%) Liquidity Ratio (%) AmerUs AmerUs Level Description Low High Horizon Ratio Rating AAA Superior 260 -- AA Excellent 220 259 1 year 231% AA A Strong 180 219 2 year 209% A Bias toward holding more liquid assets

Applied Disciplined Asset/Liability Management Objectives Balance product allocation with strategic allocation Optimize capital allocation Apply disciplined risk management Asset/liability duration mismatch Equity-index hedging

Applied Disciplined Asset/Liability Management 12/14/2001 1/13/2002 2/12/2002 3/15/2002 4/14/2002 5/15/2002 6/14/2002 7/14/2002 8/14/2002 9/13/2002 10/14/2002 11/13/2002 12/14/2002 1/13/2003 2/12/2003 3/15/2003 4/14/2003 5/15/2003 6/14/2003 7/14/2003 8/14/2003 9/13/2003 10/14/2003 11/13/2003 12/14/2003 Asset Duration 4.66 4.6 4.62 4.61 4.69 4.7 4.69 4.63 4.57 4.62 4.63 4.55 4.56 4.54 4.53 4.53 4.52 4.54 4.53 4.64 4.61 4.84 4.94 5.03 5.1 Liability Duration 4.41 4.41 4.42 4.36 4.4 4.41 4.49 4.65 4.7 4.78 4.85 4.93 4.98 5.02 4.96 4.95 4.96 5.01 5.02 4.97 4.94 4.99 5.05 5.1 5.12 Mismatch 0.25 0.19 0.2 0.25 0.29 0.28 0.2 -0.02 -0.14 -0.16 -0.22 -0.38 -0.43 -0.48 -0.43 -0.42 -0.44 -0.47 -0.49 -0.32 -0.32 -0.14 -0.11 -0.07 -0.02 AmerUs Group Consolidated Duration Mismatch 12/01 2/02 4/02 6/02 8/02 10/02 12/02 2/03 4/03 6/03 8/03 10/03 12/03 6.0 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 Asset Duration Liability Duration Mismatch

Applied Disciplined Asset/Liability Management Equity-index hedging-overview Comprehensive policy and procedures Replicate embedded options sold Over-the-counter options Utilize uniform product features to maximize effectiveness Hedge 100% of premium at issue Counter-party must be "AA" or better, unless collateral agreement in place

Applied Disciplined Asset/Liability Management Equity-index hedging process Most of the premiums are invested consistent with other products (e.g. fixed income securities) Small part of the premium is used to purchase call options to hedge the equity-index account exposure Proceeds from the call option replicate the credited interest No dynamic hedging

Current Environment Interest rates remain low Credit spreads are narrow Economy is strengthening Inflation is benign Effective book yield 5.61% as of 12/31/03 New money rate 5.25% as of 1/31/04

2004 Rate Assumptions Actual 12/31/2003 Projected 12/31/2004 LIBOR 1.15% 2.00% 2-Year T-Note 1.82% 3.00% 5-Year T-Note 3.25% 4.50% 10-Year T-Note 4.25% 5.25%

2004 Asset Assumptions Average invested assets $18.0 B New cashflows $2.7 B Average new money rate 5.83% Sensitivity per 10 basis point change in interest rates* 2.1 cents/share Effective book yield as of 12/31/04 5.66% * Assumes no other action on renewal or new issue credited rates

Increasing Shareholder Value Preserve portfolio flexibility Invest in opportunities where we are compensated for the risk Emphasize diversification Investment and asset/liability management processes Enhance net investment income Emphasize liquidity Adhere to disciplined philosophy Maintain high-quality asset portfolio

Financial Overview Melinda S. Urion Executive Vice President & Chief Financial Officer AmerUs Group

Final Results - December 31, 2003 $ millions, except per share amounts Forecast Achieved Operating earnings per share $3.70 - $3.80 $3.76 Adjusted net operating income $145.9 - $149.9 $148.9 Operating ROE 12.2% 11.9%

Final Results 2002 2003 Operating earnings per share $3.58 $3.76 Adjusted net operating income $144.5 $148.9 Operating ROE 12.0% 11.9% Net income $62.9 $161.1 Net income per share $1.56 $4.07 Book value per share (excluding AOCI) $30.10 $33.81 RBC Ratio 268% 317% $ millions, except per share amounts

1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Traditional Spread Measure 0.58 0.6 0.61 0.66 0.65 0.67 0.74 0.73 0.75 0.75 0.77 0.79 0.86 0.89 0.91 0.92 0.92 0.94 0.94 0.96 Improving Operating EPS CAGR = 10.8% Quarterly earnings per share have been growing over the last 20 quarters

Balanced Revenues And Income Annuities Life Insurance Other East 781 764 10 2003 Revenues 2003 Pre-Tax Operating Income * Pre-tax operating earnings chart excludes ($8) million in the Other segment $ millions Consolidated: $1,555 million Consolidated: $251 million* Annuities Life Insurance East 131 128

Refined Annuity Margin Analysis Old spread measure Interest spread only Fixed-premium deferred annuities Calculated on YTD basis - influenced by interest rate moves since the beginning of the year New margin measure Product spreads Fixed-premium deferred annuities as well as equity-index annuities Calculated on rolling four-quarter basis

3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Traditional Spread Measure 0.0204 0.0188 0.0186 0.0182 0.0172 New Margin Including Equity-Index 0.0212 0.021 0.0209 0.0207 0.0209 Total Annuity Margins

Improved Earnings Quality 2002 2003 Adjusted net operating income $144.5) $148.9) Realized gains/(losses) (55.5) 15.0) Net effect of SFAS 133 (14.6) 8.5) Demutualization costs (1.2) 0.0) Restructuring costs (13.2) (15.0) Reinsurance adjustments 0.0) 2.5) Other income from non-insurance ops 2.9) 2.5) Cumulative effect of change in accounting 0.0) (1.3) Net income $62.9) $161.1) $ millions

Focused Capital Strategy Maintain capital target at or above 300% RBC ratio Maintain financial flexibility within debt-to-capital ratio limits Execute capital plan Develop and sell capital-efficient products Generate capital internally for growth of 10% - 12%

2002 2003 Debt $276.9 16.4% $213.9 11.1% Preferred 48.2 2.9% 50.8 2.6% OCEANs sm 186.2 11.0% 187.7 9.8% PRIDES -- -- 143.8 7.5% Subtotal $511.3 30.3% $596.2 31.0% Common Equity * 1,174.4 69.7% 1,325.3 69.0% Total $1,685.7 100.0% $1,921.5 100.0% Shares Outstanding 39.0 39.2 Book Value per Share* $30.10 $33.81 Debt-to-Capital Ratios Standard & Poor's ** 16.42% 16.02% Moody's ** 27.57% 24.84% Stronger Capital Structure $ millions except per-share amounts * Excludes AOCI ** For Standard & Poor's, the PRIDES, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity, except to the extent they exceed 15% of capital, then the excess is treated as debt. For Moody's, AmerUs Capital I and AmerUs Capital II are treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity.

1999 2000 2001 2002 2003 Net Gain from Operations 25.8 67.1 -7.5 -44.8 60.1 Historical Statutory Net Income $ millions Including Indianapolis Life in all periods Normalized for one-time reinsurance impacts ($44.8) 1999 2000 2001 2002 2003

1999 2000 2001 2002 2003 East 703.8 719.5 788.8 866 986 West 2.56 2.59 2.55 2.68 3.17 Statutory Adjusted Capital Risk-Based Capital Improved Capital Base $ millions Statutory adjusted capital defined as the sum of capital and surplus, asset valuation reserve and one-half of the dividend liability $704 $720 $789 $866 $986

Exceeding Rating Agency Capital Requirements Requirement 2003 Projected AM Best 1.45 1.48 Requirement 2003 Projected S&P 1.4 1.57 A.M. Best S&P

Strong Free Cash Flow 1999 2000 2001 2002 2003 2004 80.6 86.6 121.6 118.3 117.3 122.1 Dividend capacity from insurance subsidiaries and dividends expected from non-insurance subsidiaries $ millions

Earnings And ROE Drivers Positive impacts Substantial growth of the business Higher product margins Disciplined expense management Negative impacts Lower investment yields Margin compression on older business Acquisitions

2004 Financial Results $ millions, except per share amounts 2003 2004 Projection Operating earnings per share $3.76 $4.00 - $4.10 Adjusted net operating income $148.9 $158 - $162 Operating ROE 11.9% 11.6%

Improved Earnings Quality 2002 2003 2004 Adjusted net operating income $144.5) $148.9) $158 - $162 Realized gains/(losses) (55.5) 15.0) * Net effect of SFAS 133 (14.6) 8.5) * Demutualization costs (1.2) 0.0) 0.0 Restructuring costs (13.2) (15.0) 0.0 Reinsurance adjustments 0.0) 2.5) 0.0 Other income from non-insurance ops 2.9) 2.5) 0.0 Cumulative effect of change in accounting 0.0) (1.3) 0.0 Net income $62.9 $161.1 * $ millions * These numbers are market-driven, and as such cannot be estimated. As a result, AmerUs Group does not provide guidance on these numbers.

2003 2004 Projection Debt $213.9 11.1% $198.2 9.7% Preferred 50.8 2.6% 50.8 2.5% OCEANs sm 187.7 9.8% 189.2 9.3% PRIDES 143.8 7.5% 143.8 7.1% Subtotal $596.2 31.0% $582.0 28.6% Common Equity* 1,325.3 69.0% 1,451.4 71.4% Total $1,921.5 100.0% $2,033.4 100.0% Shares Outstanding 39.2 38.8 Book Value per Share * $33.81 $37.41 Debt-to-Capital Ratios Standard & Poor's ** 16.02% 13.62% Moody's ** 24.84% 22.76% Flexible Capital Structure * Excludes AOCI ** For Standard & Poor's, the PRIDES, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity, except to the extent they exceed 15% of capital, then the excess is treated as debt. For Moody's, AmerUs Capital I and AmerUs Capital II are treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity. $ millions except per-share amounts

Increasing Shareholder Value Higher GAAP and STAT earnings Operating ROE of 13% - 14% Strong ratings Internally generated capital to support 10% - 12% growth Higher product margins Higher capital levels Profitable growth

Closing Comments Thomas C. Godlasky President and Chief Operating Officer AmerUs Group

Our Commitment Maintain strong capital levels 300% RBC or above Maintain high-quality earnings Net income and operating earnings Consistent, predictable earnings growth Improving ROE

Attractive Valuation 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 Traditional Spread Measure 0.7 0.9 1.1 1.3 1.5 1.7 1.9 2.1 Source: Citigroup Smith Barney. Excluding the effects of FAS 115. ROE is a non- GAAP measure Price to Book Value AFC UNM PRU NFS SLF PL MET TMK AMH JP MFC PFG JHF LNC U.S. Life Insurance Industry 4% 6% 8% 10% 12% 14% 16% 18% 1.1 2.3 0.0 1.4 2004 Projected ROE

Question & Answer Session February 25, 2004

AmerUs Group Investor Conference February 25, 2004